BUSINESS COMBINATIONS (Tables)	12 Months Ended
Dec. 31, 2016
BUSINESS COMBINATIONS
Schedule of allocation of acquisition cost to the assets acquired and liabilities assumed

Cash paid for Rockwood Acquisition in 2014	$1,038
Purchase price adjustment received in 2015	(18)
Net acquisition cost	$1,020
Fair value of assets acquired and liabilities assumed:
Cash	$77
Accounts receivable	220
Inventories	401
Prepaid expenses and other current assets	55
Property, plant and equipment	665
Intangible assets	31
Deferred income taxes, non-current	106
Other assets	8
Accounts payable	(146)
Accrued expenses and other current liabilities	(106)
Long-term debt, non-current	(3)
Pension and related liabilities	(233)
Deferred income taxes, non-current	(9)
Other liabilities	(30)
Total fair value of net assets acquired	1,036
Noncontrolling interest	(16)
Total	$1,020

Schedule of estimated pro forma revenues and net loss

Pro Forma
Year ended
December 31, 2014
(Unaudited)
Revenues	$2,875
Net loss attributable to Venator	(65)